UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): September 25, 2025

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 25, 2025, Heritage Financial Corporation, a Washington corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Olympic Bancorp, Inc., a Washington corporation (the “Target”), pursuant to which the Target will merge into the Company, with the Company as the surviving corporation (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, the Target’s shareholders will have the right to receive 45.0 (the “Exchange Ratio”) shares of common stock of the Company for each share of voting common stock and non-voting common stock (together, the “Target Stock”) of the Target. Based upon the Exchange Ratio and the Company’s closing share price of $24.64 on September 24, 2025, the implied total deal value is approximately $176.6 million. Upon consummation of the Merger, the shareholders of the Target will own approximately 17.4% of the combined company.
Kitsap Bank, the Target’s wholly-owned banking subsidiary, will be merged with and into the Company’s banking subsidiary, Heritage Bank, immediately following the completion of the Merger. At the time of the bank merger, Kitsap Bank’s banking offices will become branches of Heritage Bank. As of June 30, 2025, the Target had total assets of approximately $1.7 billion, total loans of $941.0 million and total deposits of $7.1 billion.
The Merger Agreement contains customary representations and warranties of both parties and customary conditions to the parties’ obligations to close the transaction, as well as agreements to cooperate in the process of consummating the transaction. The Merger Agreement also contains provisions limiting the activities of the Target, Kitsap Bank, the Company and Heritage Bank pending the completion of the Merger that are outside the ordinary course of business, including, with respect to the Target and Kitsap Bank, restrictions on their operations, certain acquisitions and dispositions of assets and liabilities, and solicitations relating to alternative acquisition proposals. The Merger Agreement provides certain termination rights for both the Company and the Target and further provides for a termination fee of $7,000,000, payable by the terminating party to the non-terminating party upon termination of the Merger Agreement under certain circumstances.
The parties expect the Merger to be completed in the first quarter of 2026, subject to the satisfaction of customary closing conditions in the Merger Agreement and the approval of the appropriate regulatory authorities and of the shareholders of each of the Company and the Target. On September 25, 2025, the directors and certain officers of the Target executed a voting and support agreement in favor of the Company in which they have agreed to vote their shares of the Target’s voting common stock in favor of approval of the Merger Agreement and the Merger. On September 25, 2025, the directors and certain officers of the Company also executed a voting and support agreement in favor of the Target in which they have agreed to vote their shares of Company common stock in favor of approval of the issuance of the stock consideration. The foregoing information relating to the voting and support agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the voting and support agreement in favor of the Company, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the full text of the voting and support agreement in favor of the Target, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
The information set forth above relating to the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive the consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or the Target, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Target, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of each of the Company and the Target and a prospectus of the Company, and in the Forms 10-K, Forms 10-Q and other documents, as amended, that the Company files with or furnishes to the Securities and Exchange Commission (“SEC”).

Item 7.01 Regulation FD Disclosure
On September 25, 2025, the Company and the Target issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.
The Company has posted on its investor website at hf-wa.com under the “Events & Presentations” link an investor presentation relating to the Merger. A copy of the investor presentation is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
The information furnished pursuant to this Item and the related exhibits are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could,” as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. In addition to factors disclosed in reports filed by the Company with the SEC, risks and uncertainties for the Company, the Target and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of the Target’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of the Target’s shareholders to adopt the Merger Agreement, or the failure of the Company’s shareholders to approve the issuance of the Company’s common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on the Company’s, the Target’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by the Company’s issuance of additional shares of the Company’s common stock in connection with the Merger; and (13) changes in the global economy and financial market conditions and the business, results of operations and financial condition of the Company, the Target and the combined company. Please refer to each of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as the Company’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.
Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. Neither the Company nor the Target undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Additional Information and Where to Find It
The Company will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of the Company and the Target that also constitutes a prospectus of the Company, which will be sent to the shareholders of the Company and the Target. Before making any voting decision, the shareholders of the Company and the Target are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about the Company, the Target and the proposed transaction. When filed, this document and other documents relating to the Merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing the Company’s website at hf-wa.com under the tab “Financials.” Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 5th Avenue Southwest, Olympia, Washington 98501, or by calling (360) 943-1550. The contents of the website referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company, the Target, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and the Target in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of the Company and the Target will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”
Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement of the Company relating to its 2025 Annual Meeting of Shareholders filed with the SEC on March 21, 2025 and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, by and between Heritage Financial Corporation and Olympic Bancorp, Inc., dated September 25, 2025*

10.1	Voting and Support Agreement, by and among Heritage Financial Corporation and the directors and officers of Olympic Bancorp, Inc. identified therein, dated September 25, 2025

10.2	Voting and Support Agreement, by and among Olympic Bancorp, Inc. and the directors and officers of Heritage Financial Corporation identified therein, dated September 25, 2025

99.1	Press Release of Heritage Financial Corporation and Olympic Bancorp, Inc. dated September 25, 2025

99.2	Investor Presentation of Heritage Financial Corporation dated September 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
September 25, 2025	/s/ Bryan McDonald
Bryan McDonald
President and Chief Executive Officer